                                  EXHIBIT 99.1
                            Mohawk Industries, Inc.
                                 Press Release




NEWS RELEASE
----------------------------------------------[LOGO OF MOHAWK APPEARS HERE]


                                              POST OFFICE BOX 12069
                                              SOUTH INDUSTRIAL BLVD.
                                              CALHOUN, GA 30703
                                              (706) 629-7721

FOR RELEASE:   IMMEDIATELY

CONTACT:       JOHN D. SWIFT, CHIEF FINANCIAL OFFICER


                   MOHAWK INDUSTRIES, INC. ANNOUNCES RECORD
                 RESULTS FOR THE 1997 FOURTH QUARTER AND YEAR
             AND SECONDARY OFFERING OF STOCKHOLDER'S COMMON STOCK

     CALHOUN, GEORGIA, FEBRUARY 5, 1998 - MOHAWK INDUSTRIES, INC. (NYSE: MHK), TODAY ANNOUNCED RECORD RESULTS FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 1997. NET EARNINGS FOR THE QUARTER WERE A RECORD $24,224,000 (75% ABOVE LAST YEAR) OR $0.46 DILUTED EARNINGS PER SHARE (EPS) BEFORE A $5,500,000 CHARGE FOR THE WRITE-DOWN OF ASSETS HELD FOR SALE (FAS NO. 121) AND A $2,600,000 CHARGE FOR COMPENSATION EXPENSE RELATED TO STOCK OPTION EXERCISES. AFTER THE NONRECURRING CHARGES, NET EARNINGS WERE $19,323,000 OR $0.37 DILUTED EARNINGS PER SHARE FOR THE FOURTH QUARTER OF 1997. THIS COMPARES TO NET EARNINGS BEFORE NONRECURRING CHARGES FOR THE FOURTH QUARTER OF 1996 OF $13,867,000 OR $0.27 DILUTED EARNINGS PER SHARE. THE FOURTH QUARTER 1996 RESULTS INCLUDED NONRECURRING CHARGES FOR FAS NO. 121 AND RESTRUCTURING COSTS FOR MILL CLOSINGS, ALL OF WHICH ARE DESCRIBED IN THE CHART BELOW. NET EARNINGS FOR THE FOURTH QUARTER OF 1996 AFTER NONRECURRING CHARGES WERE $12,517,000 OR $0.24 DILUTED EARNINGS PER SHARE. THIS IMPROVEMENT IN NET EARNINGS AND EPS, PRIMARILY RESULTS FROM HIGHER SALES, LOWER SELLING, GENERAL AND ADMINISTRATIVE EXPENSES, AND LOWER INTEREST EXPENSE.

     NET SALES FOR THE CURRENT QUARTER INCREASED 12% TO $516,118,000 COMPARED TO
$461,505,000 FOR THE FOURTH QUARTER OF 1996.   ALL MAJOR PRODUCT CATEGORIES
ACHIEVED SALES INCREASES IN THE FOURTH QUARTER OF 1997 AS COMPARED TO THE FOURTH QUARTER OF 1996. THESE SALES INCREASES WERE ATTRIBUTABLE TO STRONG CUSTOMER ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS, EXPANSION OF RESIDENTIAL WAREHOUSING

OPERATIONS, AND FURTHER REFINEMENT OF THE SALES ORGANIZATION TO ACHIEVE BETTER REGIONAL CUSTOMER FOCUS, ALL OF WHICH THE COMPANY BELIEVES RESULTED IN AN OVERALL GAIN IN MARKET SHARE. SELLING, GENERAL AND ADMINISTRATIVE EXPENSES WERE $74,068,000 OR 14.4% OF NET SALES IN THE FOURTH QUARTER OF 1997 AS COMPARED TO $74,217,000 OR 16.1% OF NET SALES IN THE FOURTH QUARTER OF 1996. THE IMPROVEMENT IN SELLING, GENERAL AND ADMINISTRATIVE EXPENSES IS PRIMARILY ATTRIBUTABLE TO LOWER ADMINISTRATIVE, BAD DEBT AND SAMPLE EXPENSES. INTEREST EXPENSE WAS LOWER IN 1997 AS A RESULT OF REDUCED LEVELS OF DEBT.

     NET EARNINGS, BEFORE NONRECURRING CHARGES, FOR THE YEAR 1997 OF $72,931,000, (42% ABOVE LAST YEAR) OR $1.39 DILUTED EARNINGS PER SHARE WERE THE HIGHEST IN THE COMPANY'S HISTORY. THIS COMPARES TO NET EARNINGS, BEFORE NONRECURRING CHARGES, OF $51,280,000 OR $0.99 DILUTED EARNINGS PER SHARE IN 1996. THE IMPROVEMENT IN NET EARNINGS AND EPS PRIMARILY RESULTS FROM HIGHER SALES, LOWER SELLING, GENERAL AND ADMINISTRATIVE EXPENSES, AND LOWER INTEREST
EXPENSE.   AFTER NONRECURRING CHARGES, WHICH ARE ALL MORE FULLY DESCRIBED IN THE
CHART BELOW, NET EARNINGS FOR 1997 WERE $68,030,000 OR $1.30 DILUTED EARNINGS PER SHARE. FOR THE YEAR ENDED DECEMBER 31, 1996, THE COMPANY RECORDED NET EARNINGS OF $49,050,000, OR $0.95 DILUTED EARNINGS PER SHARE, AFTER THE NONRECURRING CHARGES.

     DURING THE FOURTH QUARTER OF 1997, THE COMPANY REVISED ITS ESTIMATE OF THE FAIR VALUE OF CERTAIN PROPERTY, PLANT AND EQUIPMENT HELD FOR SALE. THIS REVISION RESULTED IN A $5,500,000 PRE-TAX WRITE-DOWN TO THE CARRYING VALUE OF THOSE ASSETS. THE REVISION WAS BASED UPON CURRENT APPRAISALS AND OTHER MARKET INFORMATION. IN ADDITION, A $2,600,000 PRE-TAX CHARGE WAS RECORDED FOR ADDITIONAL INCOME TAX REIMBURSEMENTS TO BE MADE TO CERTAIN EXECUTIVES FOR THE EXERCISE OF STOCK OPTIONS. THE INCOME TAX REIMBURSEMENTS WERE RECORDED IN ACCORDANCE WITH THE STOCK OPTION AGREEMENTS ENTERED INTO IN 1988 AND 1989 IN CONNECTION WITH THE COMPANY'S 1988 LEVERAGED BUYOUT.

     NET SALES FOR THE YEAR TOTALED $1,901,352,000, REPRESENTING AN INCREASE OF APPROXIMATELY 7% OVER THE $1,779,389,000 RECORDED IN THE PRIOR YEAR. ALL MAJOR PRODUCT CATEGORIES ACHIEVED SALES INCREASES IN 1997 AS COMPARED TO 1996. THESE SALES INCREASES WERE ATTRIBUTABLE TO STRONG CUSTOMER ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS, EXPANSION OF RESIDENTIAL WAREHOUSING OPERATIONS, FURTHER REFINEMENT OF THE SALES ORGANIZATION TO ACHIEVE BETTER REGIONAL CUSTOMER FOCUS, AND COMPETITIVE CHANGES IN THE DISTRIBUTION SEGMENT OF THE INDUSTRY, ALL OF WHICH THE COMPANY BELIEVES RESULTED IN AN OVERALL GAIN IN MARKET SHARE. SELLING, GENERAL AND ADMINISTRATIVE EXPENSES WERE $286,996,000 OR 15.1% OF NET SALES IN 1997 AS COMPARED TO $284,194,000 OR 16.0% OF NET SALES IN 1996. THE IMPROVEMENT IN THE SELLING, GENERAL AND ADMINISTRATIVE EXPENSE AS A PERCENTAGE OF NET SALES IS PRIMARILY ATTRIBUTABLE TO LOWER ADMINISTRATIVE, BAD DEBT AND SAMPLE EXPENSES. INTEREST EXPENSE WAS LOWER IN 1997 AS A RESULT OF REDUCED LEVELS OF DEBT.

     THE FOLLOWING CHART DESCRIBES THE EFFECT OF THE NONRECURRING CHARGES ON NET EARNINGS AND EPS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA):


                                                 QUARTERS ENDED                                  YEARS ENDED
                                  DECEMBER 31, 1997         DECEMBER 31, 1996      DECEMBER 31, 1997      DECEMBER 31, 1996
                               ----------------------      -------------------    ------------------    -------------------
                                EARNINGS        EPS         EARNINGS     EPS       EARNINGS     EPS      EARNINGS      EPS
                               ----------     -------      ----------   ------    ----------   -----    ----------   ------
NET EARNINGS,
 AS REPORTED                     $19,323       $0.37       $12,517      $0.24      $68,030     $1.30      $49,050     $0.95
NONRECURRING CHARGES
 (NET OF TAXES):
 FAS NO. 121 CHARGES             $ 3,328       $0.06       $   958      $0.02      $ 3,328     $0.06      $ 1,815     $0.03
 COMPENSATION EXPENSE            $ 1,573       $0.03             -          -      $ 1,573     $0.03            -         -
 RESTRUCTURING CHARGES                 -           -       $   392      $0.01            -         -      $   415     $0.01
                                 -------       -----       -------      -----      -------     -----      -------     -----
NET EARNINGS BEFORE
 NONRECURRING CHARGES            $24,224       $0.46       $13,867      $0.27      $72,931     $1.39      $51,280     $0.99
                                 =======       =====       =======      =====      =======     =====      =======     =====
-----

     IN COMMENTING ON THE FOURTH QUARTER PERFORMANCE, DAVID L. KOLB, CHAIRMAN AND CEO, STATED, "WE ARE VERY PLEASED WITH THE FOURTH QUARTER RESULTS WHICH INCLUDED A 12% INCREASE IN SALES AS COMPARED TO AN INDUSTRY INCREASE OF APPROXIMATELY 4% OVER THE FOURTH QUARTER OF 1996. THE RESIDENTIAL BUSINESS REFLECTED STRONG SALES GROWTH FOR BOTH THE QUARTER AND THE YEAR WHEN COMPARED TO 1996 RESULTING IN INCREASED MARKET SHARE FOR THAT BUSINESS UNIT. OUR COMMERCIAL AND RUG BUSINESSES, THOUGH NOT AS STRONG AS THE RESIDENTIAL BUSINESS, DID SHOW IMPROVEMENT IN BOTH SALES AND MARGINS OVER THE FOURTH QUARTER AND THE YEAR 1996. WE ARE CONTINUING TO SEE IMPROVEMENTS IN OUR OPERATIONS FROM THE RESTRUCTURING EFFORTS THAT BEGAN ALMOST TWO YEARS AGO. THE CARPET AND RUG INSTITUTE KICKED OFF ITS INDUSTRY-WIDE ADVERTISING CAMPAIGN IN THE FOURTH QUARTER OF 1997 AND WE HAVE BEEN VERY PLEASED WITH THE RESULTS TO DATE OF THAT CAMPAIGN."

     ON FEBRUARY 5, 1998, THE COMPANY FILED A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING A PROPOSED OFFERING OF 4,100,000 SHARES OF ITS COMMON STOCK WHICH ARE PROPOSED TO BE OFFERED BY A CERTAIN NONMANAGEMENT SELLING STOCKHOLDER TO MEET DIVERSIFICATION AND ESTATE PLANNING OBJECTIVES. IN ADDITION, THE SELLING STOCKHOLDER WILL GRANT TO THE UNDERWRITERS AN OPTION TO PURCHASE UP TO 400,000 ADDITIONAL SHARES SOLELY TO COVER OVER ALLOTMENTS IN THE OFFERING, IF ANY. CREDIT SUISSE FIRST BOSTON AND INVEMED ASSOCIATES, INC. WILL ACT AS UNDERWRITERS OF THE OFFERING. A REGISTRATION STATEMENT RELATED TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

     CERTAIN OF THE STATEMENTS IN THE PRECEDING PARAGRAPHS REGARDING IMPROVEMENT IN OPERATIONS FROM RESTRUCTURING EFFORTS AND THE INDUSTRY-WIDE ADVERTISING CAMPAIGN CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO THE SAFE HARBOR PROVISIONS THEREOF. THOSE STATEMENTS ARE BASED ON ASSUMPTIONS REGARDING THE OPERATION AND EFFECT OF THE RESTRUCTURING EFFORTS AND ADVERTISING CAMPAIGN. THESE OR OTHER ASSUMPTIONS COULD PROVE INACCURATE AND, THEREFORE, THERE CAN BE NO ASSURANCE THAT THE "FORWARD-LOOKING STATEMENTS" WILL PROVE TO BE ACCURATE.

     MOHAWK IS A LEADING PRODUCER OF WOVEN AND TUFTED BROADLOOM CARPET AND RUGS FOR RESIDENTIAL AND COMMERCIAL APPLICATIONS. THE COMPANY DESIGNS, MANUFACTURES

AND MARKETS CARPET IN A BROAD RANGE OF COLORS, TEXTURES AND PATTERNS AND IS WIDELY RECOGNIZED THROUGH ITS PREMIER BRAND NAMES, SOME OF WHICH INCLUDE "ALADDIN," "ALEXANDER SMITH," "BIGELOW," "GALAXY," "HARBINGER," "HELIOS," "HORIZON," "KARASTAN," "MOHAWK" AND "MOHAWK COMMERCIAL." MOHAWK OFFERS A BROAD LINE OF WASHABLE ACCENT AND BATH RUGS THROUGH ALADDIN AND AREA RUGS THROUGH KARASTAN AND AMERICAN RUG CRAFTSMEN. THE COMPANY MARKETS ITS PRODUCTS PRIMARILY THROUGH RETAILERS, COMMERCIAL DEALERS AND COMMERCIAL END USERS.


                                     #####

MOHAWK INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS DATA                       Three Months Ended          Twelve Months Ended
(Amounts in thousands, except per share data)             Dec 31, 1997 Dec 31, 1996(2) Dec 31, 1997(2) Dec 31, 1996(2)
                                                          ------------ ------------    ------------    ------------
Net sales                                                     $516,118      461,505      1,901,352     1,779,389
Cost of sales                                                  396,698      353,432      1,464,697     1,372,022
                                                              --------      -------      ---------     ---------
 Gross profit                                                  119,420      108,073        436,655       407,367
Selling, general and administrative expenses                    74,068       74,217        286,996       284,194
Restructuring costs                                                  -          700              -           700
Carrying value reduction of assets held for sale                 5,500        1,710          5,500         3,060
Compensation expense for stock option exercises                  2,600           -           2,600             -
                                                              --------      -------      ---------     ---------
 Operating income                                               37,252       31,446        141,559       119,413
Interest expense                                                 4,914        6,360         26,457        31,486
Other expense, net                                                 400        2,738          2,656         5,202
                                                              --------      -------      ---------     ---------
 Earnings before income taxes                                   31,938       22,348        112,446        82,725
Income taxes                                                    12,615        9,831         44,416        33,675
                                                              --------      -------      ---------     ---------
 Net earnings                                                 $ 19,323       12,517         68,030        49,050
                                                              --------      -------      ---------     ---------
Basic earnings per share (1)                                  $   0.37         0.24           1.31          0.96
                                                              --------      -------      ---------     ---------
Weighted-average common shares outstanding (1)                  52,129       51,707         51,912        51,260
                                                              --------      -------      ---------     ---------
Diluted earnings per share (1)                                $   0.37         0.24           1.30          0.95
                                                              --------      -------      ---------     ---------
Weighted-average common and dilutive potential common
 shares outstanding (1)                                         52,668       52,241         52,403        51,849
                                                              ========      =======      =========     =========


CONSOLIDATED BALANCE SHEET DATA
(Amounts in thousands)                                                              Dec 31, 1997  Dec 31, 1996 (2)
                                                                                    ------------  ----------------
ASSETS
Current assets:
 Receivables                                                                           $ 238,579       215,594
 Inventories                                                                             291,306       302,767
 Prepaid expenses                                                                         15,192        18,298
 Deferred income taxes                                                                    28,192        18,186
                                                                                       ---------     ---------
  Total current assets                                                                   573,269       554,845
Property, plant and equipment, net                                                       319,818       324,698
Other assets                                                                              67,868        74,806
                                                                                       ---------     ---------
                                                                                       $ 960,955       954,349
                                                                                       =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt and note payable                                    $  35,959        41,832
 Accounts payable and accrued expenses                                                   227,161       201,315
                                                                                       ---------     ---------
  Total current liabilities                                                              263,120       243,147
Long-term debt, less current portion                                                     257,238       345,748
Deferred income taxes and other long-term liabilities                                     34,682        32,255
                                                                                       ---------     ---------
  Total liabilities                                                                      555,040       621,150
                                                                                       ---------     ---------
Total stockholders' equity                                                               405,915       333,199
                                                                                       ---------     ---------
                                                                                       $ 960,955       954,349
                                                                                       =========     =========

(1)  All per share and share amounts reflect a 3-for-2 stock split.

(2) Certain prior period financial statement balances have been reclassified to conform with the current period's presentation.